                                                                    Exhibit 10.4

                                                                [EXECUTION COPY]


                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

         This AMENDMENT NO. 2, dated as of June 25, 2002 (this "AMENDMENT"), is made by and among NEVADA POWER COMPANY, a Nevada corporation (the "BORROWER"), the banks listed on the signature pages of this Amendment as "Lenders" (such banks, together with their respective permitted assignees from time to time, being referred to herein, collectively, as the "LENDERS"), and UNION BANK OF CALIFORNIA, N.A. ("UNION BANK"), as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

                             PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Administrative Agent, Union Bank, as Sole Bookrunner, Wells Fargo Bank, N.A., as Syndication Agent, and Bank One, NA, BNP Paribas and Mellon Bank, N.A., as Co-Documentation Agents, previously entered into that certain Credit Agreement, dated as of November 30, 2001, as amended by that certain Waiver Letter and Amendment (the "WAIVER LETTER"), dated April 4, 2002 (as so amended, the "EXISTING AGREEMENT", as further amended by this Amendment, the "AMENDED AGREEMENT", and as the Amended Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Existing Agreement.

         (2) As contemplated at the time of executing the Existing Agreement, the Borrower plans to enter into a receivables purchase facility (the "RECEIVABLES PURCHASE FACILITY") with certain financial institutions (the "PURCHASERS"). Under the Receivables Purchase Facility, (a) the Borrower will sell accounts receivable arising from the provision of electricity to a newly created, wholly-owned bankruptcy remote special purpose subsidiary of the Borrower (the "SPV") and (b) either (i) the SPV (or a newly created, wholly-owned bankruptcy remote special purpose subsidiary of Sierra Pacific Resources (the "PARENT SPV") to which the SPV may first sell such accounts receivable) will sell undivided percentage ownership interests in such accounts receivable (the "PURCHASER INTERESTS") to the Purchasers, or (ii) the Purchasers will make advances

("ADVANCES") to the SPV or the Parent SPV in respect of and secured by such accounts receivable.

         (3) Although it was the parties' intention that the Existing Agreement permit the establishment of the Receivables Purchase Facility to enhance the Borrower's liquidity and overall financial position, during the course of preparing the documentation for the Receivables Purchase Facility, it has become apparent that certain provisions of the Existing Agreement restrict the capacity of the Receivables Purchase Facility to achieve those objectives.

         (4) Accordingly, the Borrower now wishes to amend the Existing Agreement to clarify that the Borrower may enter into the transactions contemplated by the Receivables Purchase Facility. The Borrower also wishes to amend Section 6.02 and other provisions of the Existing Agreement in certain particulars. The Required Lenders and the Administrative Agent have agreed to such amendments, on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO EXISTING AGREEMENT. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

         (a) NEW DEFINITIONS. The following new definitions are hereby added to Section 1.01 in the appropriate alphabetical order:

                  "ADVANCES" has the meaning assigned to such term in the definition of "Receivables Purchase Facility" contained in this Section 1.01.

                  "DISPOSE" has the meaning assigned to such term in Section 6.04; and the terms "DISPOSITION" and "DISPOSED" shall have correlative meanings.

                  "MINIMUM ADVANCE PERCENTAGE" means, in respect of any Receivables Purchase Facility, a percentage equal to the greater of (i) 80% less the reserves (expressed as a percentage) established under such Receivables Purchase Facility in respect of dilutive factors with respect to the accounts receivable Disposed of to the Purchasers thereunder or securing Advances thereunder, as the case may be, or (ii) 70%.

                  "PARENT SPV" has the meaning assigned to such term in the definition of "Receivables Purchase Facility" contained in this Section 1.01.

                  "PURCHASE CONTRACT L/C" has the meaning assigned to such term in Section 6.02(h).

                  "PURCHASER INTERESTS" has the meaning assigned to such term in the definition of "Receivables Purchase Facility" contained in this
         Section 1.01.

                  "PURCHASERS" has the meaning assigned to such term in the definition of "Receivables Purchase Facility" contained in this Section 1.01.

                  "RECEIVABLES PURCHASE FACILITY" means an accounts receivable purchase facility pursuant to which (a) the Borrower will sell accounts receivable arising from the provision of electricity to a newly created, wholly-owned bankruptcy remote special purpose subsidiary of the Borrower (the "SPV") and (b) either (i) the SPV (or a newly created, wholly-owned bankruptcy remote special purpose subsidiary of Sierra Pacific Resources (the "PARENT SPV") to which the SPV may first sell such accounts receivable) will sell undivided percentage ownership interests in such accounts receivable (the "PURCHASER INTERESTS") to the various financial institutions party to such facility (the "PURCHASERS"), or (ii) the Purchasers will make advances ("ADVANCES") to the SPV or the Parent SPV in respect of and secured by such accounts receivable.

                  "RELATED SECURITY" means, with respect to any accounts receivable of the Borrower, the SPV or the Parent SPV (as applicable),
         (i) all Liens and property subject thereto from time to time, if any, purporting to secure payment of such accounts receivable, whether pursuant to the contract related to such accounts receivable or otherwise, (ii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such accounts receivable whether pursuant to the contract related to such accounts receivable or otherwise, (iii) all service contracts and other contracts and agreements associated with such accounts receivable, (iv) all books and records related to such accounts receivable, and (v) all proceeds of any of the foregoing.

                  "SPV" has the meaning assigned to such term in the definition of "Receivables Purchase Facility" contained in this Section 1.01.

         (b) REPORTING REQUIREMENTS. Section 5.01 is hereby amended by adding the following new subsections (k) and (l) at the end thereof:

                  "(k)     CASH RECEIPTS AND DISBURSEMENTS. The Borrower shall
         deliver to the Administrative Agent, with a copy for each Lender, on the first Wednesday of every two-calendar-week period, a statement of projected weekly cash receipts and cash disbursements for at least the immediately succeeding 12-calendar-week period, together with a comparison of the projected cash receipts and disbursements to actual cash receipts and disbursements for the immediately preceding two-calendar-week period, in each case in substantially the form set forth as Exhibit E, duly completed and signed by a Responsible Officer of the Borrower.

                  (l) MONTHLY FINANCIAL REPORTS. As soon as practicable, and in any event within three Business Days, after the Borrower issues its monthly management-prepared financial statements, the Borrower shall deliver such financial statements to the Administrative Agent, with a copy for each Lender."

         (c)      LIENS. Section 6.02 is hereby amended by:

                  (i) deleting the word "and" after the semicolon at the end of subsection (f) thereof;

                  (ii) deleting clause (iv) contained in the proviso to subsection (g) thereof in its entirety and substituting therefor the following new clause (iv):

                  "(iv) the aggregate amount secured by all Liens described in this Section 6.02(g) shall not at any time exceed (A) $50,000,000 minus (B) the aggregate amount of cash, cash equivalents, marketable securities, instruments and other investment property held in deposit accounts, investment accounts or otherwise with any financial and/or depository institutions and subject to a Lien permitted under subsection
                  (h) below;"

                  (iii) deleting the period at the end of subsection (g) thereof;

                  (iv) adding the following new subsection (h) immediately after subsection (g) thereof:

                           "(h)     Liens, including pledges, rights of offset
                  and bankers' liens, on deposit accounts, instruments, investment accounts and investment property (including cash, cash equivalents and marketable securities) from time to time maintained with or held by any financial and/or depository institutions, in each case solely to secure (1) any and all obligations of the Borrower in respect of letters of credit issued from time to time by any such financial and/or depository institutions (or their Affiliates) for the account of the Borrower or any of its Subsidiaries for purposes of supporting the Borrower's or such Subsidiary's obligations now or hereafter owing to gas or other energy suppliers (such letters of credit, collectively, the "PURCHASE CONTRACT L/C'S"), or (2) any and all obligations now or hereafter existing of the Borrower or any of its Subsidiaries in connection with any deposit account, investment account or cash management service (including ACH, Fedwire, CHIPS, concentration and zero balance accounts, and controlled disbursement, lockbox or restricted accounts) now or hereafter provided by any financial and/or depository institutions to or for the benefit of the Borrower, any of its Subsidiaries or any special purpose entity directly or indirectly providing loans to or making receivables purchases from the Borrower or any of its Subsidiaries; PROVIDED, HOWEVER, that the aggregate amount of cash, cash equivalents, marketable securities, instruments and other investment property held in deposit accounts, investment accounts or otherwise with any financial and/or depository institutions and subject to a Lien permitted under this Section 6.02(h) shall not at any time exceed (A) $50,000,000 minus (B) the aggregate amount secured by Liens described in subsection (g) above; and"

                  (v) adding the following new subsection (i) immediately after the new subsection (h) thereof:

                           "(i) Liens in the SPV's accounts receivable and
                  Related Security securing the obligations of the SPV under a Receivables Purchase Facility permitted under Section 6.04(c) (including, without limitation, the SPV's obligation to repay Advances made thereunder)."

         and

                  (vi) deleting the phrase "to secure any obligations now or hereafter owing to such power and/or commodity trading counterparties or power suppliers" contained in the penultimate sentence of Section
         6.02 in its entirety and substituting therefor the new phrase "to secure any obligations now or hereafter owing to such power and/or commodity trading counterparties or power suppliers; PROVIDED, that, for the avoidance of doubt, this sentence shall not prohibit any Liens permitted under Section 6.02(h)(1) securing obligations of the Borrower in respect of Purchase Contract L/C's".

         (d) DISPOSITIONS OF PROPERTIES. Section 6.04 is hereby amended in its entirety to read as follows:

                  "SECTION 6.04  Dispositions of Properties.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, sale-leaseback, transfer, abandon or otherwise dispose of, voluntarily or involuntarily (collectively, "DISPOSE"), any of its Properties, or agree, become or remain liable contingently or otherwise to do any of the foregoing, except that, so long as no Default or Event of Default shall have occurred and be continuing or shall exist at such time or after giving effect to such transaction, the Borrower and its Subsidiaries may Dispose of Property (a) in transactions in the ordinary course of business consistent with past practice, (b) that is obsolete, (c) comprising accounts receivable and Related Security transferred from time to time on a revolving basis to the SPV, the Parent SPV, a commercial paper conduit or other purchaser pursuant to a Receivables Purchase Facility; PROVIDED that (i) the outstanding amount of capital associated with the Purchaser Interests that are Disposed of, or the outstanding amount of Advances made in respect of such Disposed accounts receivable, as the case may be, pursuant to all Receivables Purchase Facilities does not exceed $125,000,000 in the aggregate as of any date of determination, and (ii) the aggregate net cash proceeds received by the Borrower for all Dispositions of accounts receivable and Related Security made pursuant to, or in connection with, Receivables Purchase Facilities are not less than the Minimum Advance Percentage of the aggregate amount of accounts receivable Disposed of in all such Dispositions; PROVIDED, HOWEVER, that, notwithstanding the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Borrower and its Subsidiaries may continue to Dispose of accounts receivable and Related Security pursuant to this clause (c) if (and only if) (A) the conditions set forth in clauses (i) and (ii) above are satisfied at the time of each such Disposition and
         (B) the cash proceeds received by the Borrower for each such Disposition are applied immediately as a prepayment of the Loans pursuant to Section 2.08(b); PROVIDED, FURTHER, that each Disposition made by the Borrower in reliance on this clause (c) shall constitute a representation and warranty of the Borrower, made at the time of such Disposition, that the conditions set forth in clauses (i) and (ii) above are satisfied at such time, and (d) in transactions other than as provided in Section 6.04(a), (b) and (c); PROVIDED that the aggregate book value of all Property Disposed of pursuant to this Section 6.04(d) from and after the date hereof shall not exceed $50,000,000."

         (e) DIVIDENDS AND STOCK REPURCHASES. Section 6.06 is hereby amended in its entirety to read as follows:

                  "SECTION 6.06  DIVIDENDS AND STOCK REPURCHASES.

                  The Borrower shall not declare or pay, directly or indirectly, any dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any share of any class of capital stock of the Borrower (except for dividends in the form of capital stock), or purchase, redeem, retire, or otherwise acquire for value any shares of any class of capital stock of the Borrower or any warrants, rights, or options to acquire any such shares, now or hereafter outstanding, or make any distribution of assets to any of its shareholders."

         (f) EQUAL AND RATABLE LIEN. Section 6.09(a) is hereby amended by deleting the period at the end of the first sentence thereof and inserting in lieu thereof the following:

         "; PROVIDED, HOWEVER, that, subject to Section 2.15(d), no issuer of a Purchase Contract L/C shall be required to share with the Lenders any collateral granted to such issuer pursuant to Section 6.02(h)(1) if (i) such issuer received from the Borrower at the time of the issuance of such Purchase Contract L/C a written representation and warranty confirming the Borrower's compliance with the provisions of Section 6.02(h) in connection therewith and (ii) such issuer had no actual knowledge at the time of such issuance that the Lien granted by the Borrower or any of its Subsidiaries (as the case may be) in such collateral constituted a violation of Section 6.02."

         (g) RESTRICTIVE AGREEMENTS. Section 6.10(a) is hereby amended by deleting the phrase "the Borrower or any of its Subsidiaries to create" in its entirety and substituting therefor the new phrase "the Borrower or any of its Subsidiaries (other than the SPV and/or the Parent SPV in connection with a Receivables Purchase Facility) to create".

         (h) PREPAYMENTS AND REDEMPTION OF INDEBTEDNESS. Article VI is hereby amended by adding the following new Section 6.11 at the end thereof:

                  "SECTION 6.11 PREPAYMENTS AND REDEMPTION OF INDEBTEDNESS.

                  The Borrower shall not purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any of its Indebtedness (other than Indebtedness hereunder and under the other Loan Documents), except that (i) the Borrower may make payments on the regularly-scheduled payment dates with respect to the principal of and interest on its Indebtedness, (ii) the Borrower may reimburse the issuer of any letter of credit or similar instrument issued for the account of the Borrower (in each case to the extent such letter of credit or similar instrument is permitted to be issued for the account of the Borrower pursuant to the terms of this Agreement) for any drawings made thereunder, together with any interest and fees related thereto, at the times required under any reimbursement agreement or similar agreement to which the Borrower is a party, and (iii) for the avoidance of doubt, this Section 6.11 shall not prohibit any payments or prepayments of amounts payable (including, without limitation, deferred amounts payable) (other than for borrowed money) to the Borrower's gas and power suppliers arising in the ordinary course of business."

         (i) NEW EXHIBIT. Exhibit E attached hereto is hereby deemed to constitute Exhibit E to the Credit Agreement.

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective (a) with respect Sections 1(c)(v), 1(d) and 1(g) hereof, as of July 5, 2002, and (b) with respect to all other provisions contained in Section 1 hereof, as of the date first above written, when, and only when, the Administrative Agent shall have received: (i) counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders,
(ii) for the account of each Lender that delivers an executed counterpart of this Amendment on or before June 25, 2002, a nonrefundable amendment fee of 0.30% of such Lender's Commitment, in immediately available funds, and (iii) all of the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Administrative Agent:

                  (A) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names, true signatures and incumbency of the officers of the Borrower authorized to sign this Amendment and any other documents to be delivered hereunder.

                  (B) A certificate of a Responsible Officer of the Borrower (the statements in which shall be true) stating that (1) after giving effect to the Waiver Letter, except as disclosed by Sierra Pacific Resources in its press release issued on June 11, 2002, the representations and warranties set forth in Article III of the Existing Agreement are true and correct on and as of the date hereof, both before and after giving effect to this Amendment, as though made on and as of such date, and (2) after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default, and no Default or Event of Default would result from the execution, delivery or performance of this Amendment or the transactions contemplated hereby.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

         (a) The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Amended Agreement,
(i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, and (iii) do not and will not (A) require any consent or approval of the shareholder of the Borrower (other than any such consent or approval that has been duly obtained and is in full force and effect), (B) violate any provision of the articles of incorporation or by-laws of the Borrower or of law, (C) violate any legal restriction binding on or affecting the Borrower, (D) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (E) result in or require the creation of any Lien (other than pursuant to the Loan Documents) upon or with respect to any of its properties. This Amendment has been duly executed and delivered by the Borrower.

         (b) No Governmental Action is required for (i) the due execution and delivery by the Borrower of this Amendment or (ii) the performance by the Borrower of this Amendment and the Amended Agreement, other than any such Governmental Actions that have been duly obtained or made and are in full force and effect on the date hereof.

         (c) Each of this Amendment and the Amended Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) Except as disclosed by the Borrower in its reports filed with the Securities and Exchange Commission prior to the date hereof, there is no pending or, to the knowledge of the Borrower, threatened action, suit, investigation, litigation or proceeding affecting the Borrower or any of its properties before any court, governmental agency or arbitrator, that would reasonably be expected to materially adversely affect the legality, validity, or enforceability of, or the ability of the Borrower to perform its obligations under, this Amendment or the Amended Agreement.

         SECTION 4. REFERENCE TO AND EFFECT ON THE EXISTING AGREEMENT. (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

         (b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

         SECTION 5. COSTS AND EXPENSES. The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, execution, delivery, administration and performance of this Amendment, the Amended Agreement, the other Loan Documents and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of
(A) counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder, and (B) any other consultants or experts that the Administrative Agent reasonably deems necessary or advisable in connection with the foregoing, and (ii) all costs and expenses of the Administrative Agent and each Lender (including, without limitation, reasonable fees and expenses of (A) counsel to the Administrative Agent and counsel for each Lender and (B) any other consultants or experts deemed necessary or advisable by the Administrative Agent) in connection with the enforcement or preservation of rights (whether through negotiations, legal proceedings or otherwise) under this Amendment, the Amended Agreement or any other Loan Document.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        NEVADA POWER COMPANY


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        UNION BANK OF CALIFORNIA, N.A., as
                                        Administrative Agent

                                        By
                                          -----------------------------------
                                          Name:
                                          Title:





           Signature Page to Amendment No. 2 to NPC Credit Agreement

                                        LENDERS
                                        -------

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        WELLS FARGO BANK,  N.A.


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        BANK ONE, NA


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        BNP PARIBAS


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:

                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        MELLON BANK, N.A.


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:



           Signature Page to Amendment No. 2 to NPC Credit Agreement

                                        BAYERISCHE LANDESBANK
                                        GIROZENTRALE


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:

                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        MIZUHO CORPORATE BANK, LTD., formerly
                                        known as The Industrial Bank of
                                        Japan, Limited


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        LEHMAN COMMERCIAL PAPER INC.


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        formerly known as First Union
                                        National Bank


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:




           Signature Page to Amendment No. 2 to NPC Credit Agreement

                                        MERRILL LYNCH BANK USA


                                        By
                                          -----------------------------------
                                          Name:
                                          Title:




           Signature Page to Amendment No. 2 to NPC Credit Agreement

                                   EXHIBIT E
                                   ---------


                          PROJECTED/ACTUAL CASH FLOWS


                                   [ table ]